INCOME TAX	12 Months Ended
Jun. 30, 2020
Major components of tax expense (income) [abstract]
Income tax

SIGNIFICANT ACCOUNTING ASSUMPTIONS AND ESTIMATES

Management periodically evaluates positions taken where tax regulations are subject to interpretation. This includes the treatment of both Ergo and FWGR as single mining operations respectively, pursuant to the relevant ring-fencing legislation.

The deferred tax liability is calculated by applying a forecast weighted average tax rate that is based on a prescribed formula. The calculation of the forecast weighted average tax rate requires the use of assumptions and estimates and are inherently uncertain and could change materially over time. These assumptions and estimates include expected future profitability and timing of the reversal of the temporary differences. Due to the forecast weighted average tax rate being based on a prescribed formula that increases the effective tax rate with an increase in forecast future profitability, and vice versa, the tax rate can vary significantly year on year and can move contrary to current period financial performance.

A 100 basis points increase in the effective tax rate will result in an increase in the net deferred tax liability at June 30, 2020 of approximately R10.3 million (2019: R8.6 million; 2018: R8.0 million).

The assessment of the probability that future taxable profits will be available against which the tax losses and unredeemed capital expenditure can be utilised requires the use of assumptions and estimates and are inherently uncertain and could change materially over time.

Capital expenditure is assessed by the South African Revenue Service (“SARS”) when it is redeemed against taxable mining income rather than when it is incurred. A different interpretation by SARS regarding the deductibility of these capital allowances may therefore become evident subsequent to the year of assessment when the capital expenditure is incurred.

ACCOUNTING POLICIES

Income tax expense comprises current and deferred tax. Each company is taxed as a separate entity and tax is not set-off between the companies.

Current tax

Current tax comprises the expected tax payable or receivable on the taxable income or loss for the year and any adjustment on tax payable or receivable in respect of the previous year. Amounts are recognised in profit or loss except to the extent that it relates to items recognised directly in equity or OCI. The current tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the reporting date.

Deferred tax

Deferred tax is recognised in respect of temporary differences between the carrying amounts and the tax bases of assets and liabilities. Deferred tax is not recognised on the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit.

Deferred tax assets relating to unutilised tax losses and unutilised capital allowances are recognised to the extent that it is probable that future taxable profits will be available against which the unutilised tax losses and unutilised capital allowances can be utilised. The recoverability of these assets is reviewed at each reporting date and adjusted if recovery is no longer probable.

Deferred tax related to gold mining income is measured at a forecast weighted average tax rate that is expected to be applied to temporary differences when they reverse, using tax rates enacted or substantially enacted at the reporting date.

Tax on gold mining income is determined based on a formula: Y = 34 - 170/X where Y is the percentage rate of tax payable and X is the ratio of taxable income, net of any qualifying capital expenditure that bears to gold mining income derived, expressed as a percentage. Non-mining income, which consists primarily of interest accrued, is taxed at a standard rate of 28% for all periods presented.

All mining capital expenditure is deducted in the year it is incurred to the extent that it does not result in an assessed loss. Capital expenditure not deducted from mining income is carried forward as unutilised capital allowances to be deducted from future mining income.

Amounts in R million	2020	2019	2018

Current tax	(263.2)	1.6	(6.4)
Mining tax	(263.2)	-	-
Non-Mining, company and capital gains tax	-	1.6	(6.4)
Deferred tax	(80.7)	(28.2)	(19.5)
Deferred tax charge - Mining tax	(59.1)	(14.8)	(10.4)
Deferred tax charge - Non-mining, company and capital gains tax	(2.1)	1.6	3.7
Deferred tax rate adjustment	(20.7)	(15.0)	(12.8)
Recognition of previously unrecognised tax losses of a capital nature	1.2	-	-

	(343.9)	(26.6)	(25.9)

Tax reconciliation
Major items causing the Group's income tax expense to differ from the statutory rate were:
Tax on net profit before tax at the South African corporate tax rate of 28%	(274.1)	(30.2)	(9.0)
Rate adjustment to reflect the actual realised company tax rates applying the
gold mining formula	(0.9)	7.4	3.5
Deferred tax rate adjustment (a)	(20.7)	(15.0)	(12.8)
Non-deductible expenditure (b)	(29.3)	(11.9)	(9.8)
Utilisation of tax losses for which deferred tax assets were previously unrecognised	-	-	2.6
Current year tax losses for which no deferred tax was recognised (c)	(23.5)	(2.7)	(0.8)
Exempt income and other non-taxable income	2.4	4.4	-
Other items	0.4	16.8	-
Tax incentives	0.6	1.7	0.4
Recognition of previously unrecognised tax losses of a capital nature	1.2	-	-
Over provided in prior periods	-	2.9	-

Income tax	(343.9)	(26.6)	(25.9)

(a) Deferred tax rate adjustment

The forecast weighted average deferred tax rate increased from 22.0% to 25.0% as a result of an increase in forecast taxable income of Ergo (2019: increased from 20.3% to 22.0% due to the increase in forecast taxable income of Ergo; 2018: increased from 18.6% to 20.3% due to an increase in forecast taxable income of Ergo).

(b) Non-deductible expenditure

The most significant non-deductible expenditure incurred by the Group during the year includes:

•R73.2 million depreciation on fair value of property, plant and equipment of FWGR to which the initial recognition exemption applies in terms of IAS 12 Income Taxes (2019: R16.6 million);

•R7.1 million discount recognised on Payments made under protest (2019: R6.5 million; 2018: R8.8 million);

•R14.6 million net operating cost related to Ergo Business Development Academy Not for Profit Company that is not deductible as it is exempt from income tax (2019: R11.3 million; 2018: R7.5 million); and

•R2.7 million expenditure not incurred in generation of taxable income (2019: R6.0 million; 2018: R15.0 million).

Amounts in R million	2020	2019

Included in the statement of financial position as follows:
Deferred tax assets	8.0	10.0
Deferred tax liabilities	(273.1)	(193.2)

Net deferred tax liabilities	(265.1)	(183.2)

Reconciliation of the deferred tax balance:
Balance at the beginning of the year	(183.2)	(155.0)
Recognised in profit or loss	(80.7)	(28.2)
Recognised in other comprehensive income	(1.2)	-

Balance at the end of the year	(265.1)	(183.2)

The detailed components of the net deferred tax liabilities which result from the differences between the amounts of assets and liabilities recognised for financial reporting and tax purposes are:

Amounts in R million	2020	2019

Deferred tax liabilities
Property, plant and equipment (excluding unredeemed capital allowances)	(422.4)	(380.2)
Environmental rehabilitation obligation funds	(51.4)	(32.0)
Other temporary differences [1]	-	(0.6)
Investments	(1.2)	-

Gross deferred tax liabilities	(475.0)	(412.8)

Deferred tax assets
Environmental rehabilitation obligation	126.5	112.6
Other provisions	72.6	33.8
Other temporary differences [1]	8.5	-
Estimated capital losses	1.2	-
Estimated unredeemed capital allowances	1.1	83.2
Gross deferred tax assets	209.9	229.6

Net deferred tax liabilities	(265.1)	(183.2)
[1] Includes the temporary differences on the lease liability

Deferred tax assets have not been recognised in respect of the following:

Amounts in R million	2020	2019

Provisions	20.3	-
Estimated tax losses	22.0	19.4
Estimated tax losses - Capital nature	324.0	329.9
Unredeemed capital expenditure	254.7	254.8

Deferred tax assets have not been recognised for Group entities that are not expected to generate future taxable profits against which the tax losses, unredeemed capital expenditure and capital losses can be utilised.